SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                FEBRUARY 16, 2005
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to
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the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 15, 2005, The Company issued a press release reporting financial results for the second quarter ended December 31, 2004. Reported losses were inconsistent with tabular data. A copy of Exhibit 99.1 is hereby incorporated by reference in this item 2.02.

Item 9.01  Financial Statements and Exhibits

     Exhibits 99.1  Revised press release from Alanco Technologies, Inc., dated
                    February 15, 2005, titled "Alanco Second Quarter Results"

                                   SIGNATURES

Date: February 16, 2005                 By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer